Exhibit 10.2

                                                                  EXECUTION COPY

                               BIONUTRICS, INC.
                            SUBSCRIPTION AGREEMENT


       Name of Subscriber: _______________________________(the "INVESTOR")

            Total Investment Amount:  $________________________________________

1.      SUBSCRIPTION TERMS - SECURITIES

        1.1 SUBSCRIPTION. The undersigned Investor, hereby subscribes for and agrees to purchase a Convertible Promissory Note in the principal amount of _____________ (the "NOTE" and all Notes shall be collectively referred to as the "CONVERTIBLE NOTES") in the form attached hereto as EXHIBIT A, and a number of warrants to purchase shares of the Company's Common Stock (the "WARRANT" and together with the Note, the "SECURITIES") of the Company for a total investment of $____________ on the terms and conditions contained in this Subscription Agreement (the "AGREEMENT"), the Note and the Warrant. The Agreement, Note and Warrant together with all Exhibits may be referred to herein collectively as the "OFFERING DOCUMENTS". For purposes of this Subscription Agreement, the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "WARRANT SHARES" and the securities issuable upon conversion of the Notes shall be referred to as the "UNDERLYING SHARES".

        1.2 SUBSCRIPTION PAYMENT. As payment for this subscription, simultaneously with the execution hereof, the Investor shall immediately wire the amount specified in Section 1.1 above, pursuant to the wire transfer instructions specified on EXHIBIT B or shall send to the address set forth on EXHIBIT B, via overnight courier, a check payable to "Indigo Securities LLC Sub Escrow (Bionutrics, Inc.)".

        1.3     ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

                (a) The Investor understands and agrees that the Company reserves the right to reject this subscription for the Securities in its sole and absolute discretion, in whole or in part and at any time prior to the completion of the offering, notwithstanding prior receipt by the Investor of notice of acceptance of the Investor's subscription; and

                (b) In the event of rejection of this subscription, the Investor's subscription payment shall be promptly returned to the Investor without deduction or interest, and this Subscription Agreement shall have no force or effect.

2.      REPRESENTATIONS AND WARRANTIES.

        2.1     INVESTOR   REPRESENTATIONS   AND   WARRANTIES.    The   Investor
acknowledges,  represents  and  warrants  to, and agrees  with,  the  Company as follows:
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                (a)     The Investor is aware this is a "best efforts"  offering
subject to the sale of at least $1,600,000 of the Securities which must be sold and that the Investor's investment involves a high degree of risk as described in the Confidential Term Sheet dated September 27, 2005 (the "TERM SHEET");

                (b) The Investor is aware that there is no assurance as to the future performance of the Company;

                (c) The Investor is purchasing the Securities for the Investor's own account for investment and not with a view to or for sale in connection with the distribution of the Securities or the Underlying Shares in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Investor agrees that he, she or it must bear the economic risk of the Investor's investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available;

                (d) The Investor hereby authorizes the Company to place a legend in substantially the following form denoting the restriction on the Securities and the Underlying Shares:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION, EXCHANGE, OR EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS AND RULES, OR AN EXEMPTION THEREFROM, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT AND OTHER APPLICABLE STATE LAWS AND RULES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION, EXCHANGE, OR EXERCISE HEREOF) MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING
ARRANGEMENT SECURED BY THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION, EXCHANGE, OR EXERCISE HEREOF)."

        In addition, the Investor agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates in order to implement the restrictions on transfer set forth in this Subscription Agreement. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities and the Underlying Shares upon which it is stamped, if, unless otherwise required by applicable securities laws, (i) such Securities and Underlying Shares are registered for resale under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities or Underlying Shares may be made without registration under the Securities Act

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and the  transferee  agrees  to be bound by the  terms  and  conditions  of this
Subscription Agreement. Following the date the Registration Statement is declared effective by the SEC or at such earlier time as a legend is no longer required, the Company will no later than five (5) business days following the receipt by the Company's transfer agent of a legended certificate from such holder representing such holder's Securities or Underlying Shares (and an opinion  of  counsel  to the  extent  required  hereby),  deliver or cause to be
delivered  to  such  holder  a  certificate   representing  such  Securities  or
Underlying Shares that is free from all restrictive and other legends. If the Company shall fail to deliver a certificate representing such Securities or Underlying Shares as required, and if such holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such holder of shares of Common Stock that the undersigned anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within five (5) business days after such holder's written request and in such holder's discretion, either (i) pay cash to such holder in an amount equal to such holder's total purchase price (including reasonable brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such shares of Common Stock shall terminate or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to such holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the Closing Bid Price (as defined in the Warrants) on the date of delivery of the legended certificate.

                (e) The Investor has the financial ability to bear the economic risk of the Investor's investment in the Company (including its possible total loss), has adequate means for providing for the Investor's current needs and personal contingencies and have no need for liquidity with respect to the Investor's investment in the Company;

                (f) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in the Investor's judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

                (g)     The Investor:

                        (1) Has carefully read this Subscription Agreement and the Term Sheet, understand and have evaluated the risks of a purchase of the Securities and has relied solely (except as indicated in subsections (2) and (3) below) on the information contained in the Term Sheet and this Subscription Agreement;

                        (2) Has not relied upon any representations or other information (whether oral or written) from the Company, or any of its agents other than as set forth in this Subscription Agreement, the Term Sheet, and the SEC Documents;

                        (3) Has been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can

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                        acquire it without  unreasonable  effort or expense  and
                        the  Company  has made  available  to the  Investor  all
                        documents   and   information   that  the  Investor  has
                        requested relating to an investment in the Company;

                        (4) Has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment; and

                        (5) Has carefully considered and have to the extent the Investor believes such discussion necessary, discussed with the Investor's professional, legal, tax and financial advisers the suitability of an investment in the Company for the Investor's particular tax and financial situation and the Investor has determined that the Securities are a suitable investment for the Investor.

                (h) In making the Investor's decision to purchase the Securities herein subscribed for, the Investor has relied solely upon independent investigations made by the Investor. Neither such inquiries nor any other investigation conducted by or on the undersigned's behalf or its representatives or counsel shall modify, amend or affect the undersigned's right to rely on the truth, accuracy and completeness of such information and the Company's representations and warranties contained in this Subscription Agreement;

                (i) If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

                (j) No representations or warranties have been made to the undersigned by the Placement Agent, or any of its officers, employees, agents, affiliates or attorneys;

                (k) The information contained in Section 2.2 of this Subscription Agreement is true and correct including any information which the Investor has furnished to the Company with respect to the Investor's financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to acceptance of the Investor's subscription, the Investor shall furnish such revised or corrected information to the Company;

                (l) Subject to Section 4 hereof, the Investor hereby acknowledges and the Investor is aware that, except for any rescission rights that may be provided under applicable state laws, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive his or her death or disability.

                (m) The Investor is aware that the offering of shares of Series A Preferred Stock may occur in one or more closings, each upon the same terms and no longer than twenty (20) business days between the first such closing and the final such closing;

        2.2 INVESTOR REPRESENTATIONS AND WARRANTIES CONCERNING SUITABILITY, ACCREDITED INVESTOR AND ELIGIBLE CLIENT STATUS. The Investor represents that he is an "accredited investor,"

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as such  term is  defined  in Rule 501 of  Regulation  D  promulgated  under the
Securities Act of 1933, as amended (the "SECURITIES ACT"), as further specified in the Investor Questionnaire completed by the Investor and attached hereto as EXHIBIT D.

        2.3 DISCLOSURE. In reliance upon exemptions contained in the Securities Act and Rule 506 promulgated thereunder and applicable state securities laws, the Securities are being sold without registration under the Securities Act. The Placement Agent, on behalf of the Company, has delivered the Term Sheet to the Investor. In addition, the Company is offering the Securities utilizing this Agreement and the other Offering Documents, The Investor hereby acknowledges receipt of the foregoing Offering Documents which are delivered with this Subscription Agreement and receipt of the Term Sheet. The Investor also has had access to all SEC Documents and the opportunity to review them.

        2.4 PROHIBITION ON NET SHORT POSITIONS. From and including the date of this Subscription Agreement until the effective date of the Registration Statement to be filed by the Company pursuant to the terms of the Terms Sheet, the Investor agrees that the Investor will not maintain a Net Short Position in the Company Stock. "NET SHORT POSITION" shall mean that the aggregate number of shares of any Common Stock held in a short position with respect to the Securities by the Investor exceeds the number of Underlying Shares issuable to the Investor at such time.

        2.5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Subject to the documents heretofore filed by the Company with the Securities and Exchange Commission (the "SEC Documents"), the Company represents and warrants to each investor purchasing the Securities which representations and warranties which are true and correct and shall be true and correct as of the time of the Closing, as follows:

                2.5.1 This Agreement has been duly and validly authorized by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms. The Securities to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability solely by reason of being such holders; the Securities are not and will not be subject to any preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of the common stock underlying the Shares and Warrants has been duly and validly taken by the Company.

                2.5.2 All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto; the holders thereof have no preemptive rights and are not subject to personal liability solely by reason of being such holders; and none of such securities were issued in violation of any preemptive rights of any holders of any security of the Company.

                2.5.3 The Company has good and marketable title to, or valid and enforceable leasehold interests in, all material items of real and personal property as, or to be, owned or leased by it, free and clear of all liens, encumbrances, claims, security interests and defects of

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any nature whatsoever, other than those set forth herein and liens for taxes not yet due and payable.

                2.5.4   There  is  no  litigation  or  governmental   proceeding
ongoing, pending or threatened against or involving the properties or business of the Company, except as set forth in the SEC Documents.

                2.5.5 The Company's financial statements set forth in the SEC Documents fairly represent the financial position and the results of operations of the Company at the dates and for the periods to which they apply.

                2.5.6 The Company is duly organized and is validly existing as a corporation in good standing under the laws of the state of Nevada. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies, to own or lease its properties and conduct its businesses as currently conducted and the Company is doing business in compliance in all material respects with all such authorizations, approvals, orders, licenses, certificates and permits and all Federal, state, local and applicable foreign laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a materially adverse impact on the business of the Company. The disclosures attached hereto or set forth in the SEC Documents concerning the effects of federal, state, local and applicable foreign regulation on the business of the Company as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained or will have been obtained prior to the Closing Date. No consent, authorization or order of, and no filing with, any domestic court, government agency or other body is required by the Company for the issuance of the Securities pursuant to this Agreement except with respect to applicable federal and state securities laws. Since its inception, the Company has not incurred any liability arising under or as a result of the application of the provisions of the Act, the Exchange Act or the Rules and Regulations thereunder.

                2.5.7 Except as set forth in the SEC Documents, or the pending purchase by Company management of the shares of InCon Technologies Inc by the management thereof, there has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, and the outstanding debt, the property and the business of the Company conforms in all material respects to the descriptions thereof contained in the SEC Documents.

                2.5.8 The Company is not in violation of its Certificate of Incorporation or By-Laws. Neither the execution and delivery of this Agreement nor the issue and sale of the Securities, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof, conflicts with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted

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in or  will  result  in the  creation  or  imposition  of any  lien,  charge  or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money or any other agreement or instrument to which the Company may be bound or in which any of the property or assets of the Company is subject except where such lien, charge or encumbrance, singly or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and such lien, charge or encumbrance would not have a material adverse effect on ability the Company has to perform its obligations under this Agreement or to consummate the transactions contemplated hereby; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, assuming due performance by the Placement Agent of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body (domestic or foreign) having jurisdiction over the Company.

                2.5.9 The Securities and the Subscription Documents conform in all material respects to all statements in relation thereto contained in the Offering Documents. Subsequent to the dates as of which information is given in the SEC Documents, amendment or supplement thereto, and except as may otherwise be indicated or contemplated therein, the Company has not (i) issued any securities (other than as specifically disclosed in the SEC Documents) or incurred any material liability or obligation, direct or contingent, for borrowed money, or (ii) entered into any material transaction other than in the ordinary course of business, other than the pending purchase of shares of InCon Technologies Inc by the management thereof, or (iii) declared or paid any dividend or made any other distribution on or in respect their capital stock.

                2.5.10 Except as set forth herein, there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder.

                2.5.11 To the best of the Company's knowledge, except as set forth in the SEC Documents, the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the material licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business, and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the business of the Company. To the best of the Company's knowledge, except as set forth in the SEC Documents, the Company's current products, services and processes do not infringe on the patents or other intellectual property rights of third parties.

                2.5.12 Except as otherwise set forth herein or in the SEC Documents, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to technology it has developed, uses, licenses, employs or intends to use, license or employ, except where the default of any such obligation would not have a material adverse effect on the financial condition or business of the Company.

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                2.5.13  Subject to the performance by the Placement Agent of its obligations hereunder and the offer and sale of the Securities, comply, and will continue to comply, up to the final closing in all material respects with the requirements of Rule 506 of Regulation D of the Act and any other applicable Federal laws, rules, regulations and executive orders. None of the Offering Documents will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they were made, not misleading. All statements of material facts made in this Agreement are true and correct as of the date hereof and will be true and correct on each closing date.

                2.5.14 The Company will use the proceeds from the sale of the Securities in the manner described in the Use of Proceeds schedule attached hereto as SCHEDULE 2.5.14.

                2.5.15 Except as set forth on SCHEDULE 2.5.15, taxes which are due and payable from the Company have been paid in full and the Company does not have any material tax deficiency or claim outstanding assessed or proposed against it. For purposes of this subsection, the term "material" shall mean in an aggregate amount of $25,000 or more.

                2.5.16 Neither the Company nor any of its respective officers, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (a) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding which would have a materially adverse effect on the financial condition and business of the Company, (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements set forth in the SEC Documents, or (c) if not continued in the future, might adversely affect in the future, the assets, business, operations or prospects of the Company.

                2.5.17 Prior to the initial closing, the Company's capitalization will be as set forth in Schedule A hereto. All shares of Common Stock currently outstanding are, and all shares issued pursuant to this Agreement will be upon issuance, validly issued, fully paid and non-assessable.

                2.5.18 At the initial closing, the Company will not have outstanding any options, stock subscription agreements or warrants to purchase shares of the Company or any other obligation to issue shares of the Company, other than those as set forth in the SEC Documents and other than agreed to by the Company and the Placement Agent. There will be outstanding immediately following the final closing no other classes or series of capital stock or convertible securities of the Company except as set forth in the SEC Documents.

                2.5.19 DEFINITIONS. For the purposes of this Subscription Agreement, the following terms shall have the meanings set forth below:

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        "AFFILIATE" of the undersigned Investor means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the undersigned Investor. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

        "CLOSING" shall refer to that event which, subject to the terms of the PA Agreement, occurs when the Placement Agent has received and delivered to the Company subscriptions which the Company has agreed to accept for at least a minimum of gross proceeds from Subscribers on or prior to the Termination Date. Upon the prior consent of the Company, one or more additional Closings may be held for additional subscriptions accepted by the Company no later than the Termination Date of the Offering.

        "CLOSING DATE" means the date of the Closing.

        "COMMON STOCK" means the Company's Common Stock, par value $0.001 per share.

        "FINANCIAL STATEMENTS" means the audited consolidated financial statements of the Company for the years ended October 31, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows, together with the related notes, audited by the Company's independent certified public accountants as the same have been filed with the SEC as part of the SEC Documents and the unaudited consolidated financial statements of the Company for the quarters ended July 31, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows as the same have been filed with the SEC as part of the SEC Documents.

        "HOLDER" or "HOLDERS" means the holder of any Securities and/or any Placement Agent Warrant, and the securities contained in, and underlying each of, the foregoing securities.

        "INTELLECTUAL PROPERTY" means trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses and trade secrets.

        "INVESTOR" means the undersigned investor.

        "INVESTORS" means the Investor and the other investors to the other Subscription Agreements pursuant to which such investors shall purchase the Securities from the Company in connection with the Offering.

        "OFFERING" means the solicitation by the Placement Agent of Subscribers for the purchase of Securities pursuant to this Subscription Agreement, and applicable law.

        "OFFERING DOCUMENTS" shall mean the Term Sheet and all attachments and exhibits thereto, including, but not limited to the Company's Annual Report on Form 10-K for the year ended October 31, 2004 and the Company's Quarterly Report on Form 10-Q for the period ended July 31, 2005, the form of Note, the form of Warrant and this Subscription Agreement.

        "PA AGREEMENT" shall mean the Placement Agent Agreement dated as of September 27, 2005 by and between the Company and the Placement Agent.

        "PLACEMENT AGENT" shall mean Indigo Securities, LLC.

        "PLACEMENT AGENT WARRANTS" shall refer to the warrants issued to the Placement Agent as part of its compensation for services rendered under the PA Agreement.

        "REGISTRATION RIGHTS AGREEMENT" shall refer to that agreement by and between the Company, on one hand and the Placement Agent and Holders on the other hand.

        "SEC" refers to the Securities and Exchange Commission.

        "SEC DOCUMENTS" means any registration statement, reports and documents filed with the SEC by the Company.

        "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

        "SUBSCRIBER" or "SUBSCRIBERS" means an "accredited investor," as defined under Rule 501 of the Securities Act, subscribing to purchase Securities.

        "TERMINATION DATE" means the date set forth in Section 11 of the PA Agreement.

        2.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Subscribers contained in this Subscription Agreement shall survive the Closing and remain in full force and effect until the second anniversary of the Closing Date, except that the representations and warranties in Section 2.5.13 (Taxes) shall survive until the applicable statue of limitations has run.

3.      COVENANTS.

                3.1.1 RULE 144 INFORMATION. For five (5) years after the date of this Subscription Agreement, the Company shall use its commercially reasonable efforts file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Investor to sell the Securities and the Underlying Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

                3.1.2 REPORTING STATUS. Until the date on which the Investor shall have sold all the Securities and the Underlying Shares and none of the Warrants are outstanding, the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

                3.1.3 LISTING. The Company shall maintain the eligibility for quotation of the Common Stock on the NASDAQ OTC Bulletin Board (the "OTCBB"). Subject to applicable law, neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the OTCBB. The Company shall pay all fees and expenses in connection with satisfying its obligations under this section.

                3.1.4 PLEDGE OF SECURITIES. The Company acknowledges and agrees that, subject to applicable law, the Securities and the Underlying Shares may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities or the Underlying Shares. The pledge of Securities or the Underlying Shares shall not be deemed to be a transfer, sale or assignment of the Securities or the Underlying Shares hereunder, and the Investor shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement or any other Offering Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities or the Underlying Shares may reasonably request in connection with a pledge of the Securities or the Underlying Securities to such pledgee by the Investor (but without the obligation to incur any cost or expense in connection therewith).

                3.1.5 DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 9:00 a.m., New York time, on the fourth business day following closing of the offering, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Offering Documents in the form required by the Exchange Act and attaching the material Offering Documents (including, without limitation, this Subscription Agreement, the form of Note and the form of Warrant) as exhibits to such filing (including all attachments, the "8-K FILING"). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. Neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing or (ii) as may be required by applicable law, rule or regulation. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the SEC or any regulatory agency, without the prior written consent of the Investor, except (i) for disclosure thereof which is required in the 8-K Filing or Registration Statement or (ii) as required by law or Exchange regulations or any order of any court or other governmental agency, in which case the Company shall provide the Investor with prior notice of such disclosure.

                3.1.6 RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing Date, 125% of the number of shares of Common Stock issuable upon conversion of the Series A Preferred (as defined below) underlying the Convertible Notes and upon exercise of the Warrants and the Company shall undertake to, at all times have authorized, and reserved for the purpose of issuance, after the closing of the Company's Series A Preferred Stock offering (the "SERIES A PREFERRED" and such offering, the "SERIES A OFFERING"), 125% of the number of shares of

Common Stock issuable upon conversion of the Series A Preferred and upon exercise of the warrants issued in connection with the Series A Offering.

                3.1.7 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the redemption or repurchase of any of its equity securities.

                3.1.8 LISTING. The Company shall secure the listing of all Registrable Securities (as defined in the Registration Rights Agreement to be filed in connection with the Series A Offering) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Offering Documents. The Company shall maintain the Common Stock's authorization for listing on the Exchange so long as the current rules and regulations relating to listing requirements on the Exchange are not modified.

                3.1.9 TRANSFER AGENT CERTIFICATION. The Company shall deliver to the Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) business days of the Closing Date.

        3.2 CERTAIN PRE-FUNDING COVENANTSThe Company agrees as follows with respect to the period between the execution of this Agreement and the Closing:

                (a) GENERAL. The Company will use its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Subscription Agreement (including satisfaction, but not waiver, of the conditions to set forth in SECTION 4; provided, however, that nothing in this SECTION 3.2(A) shall be deemed to require the Investor to purchase the Securities unless and until the conditions set forth in SECTION 4 are satisfied or, in the sole discretion of the Investor, waived.

                (b) OPERATION OF BUSINESS. The Company and its Subsidiaries shall not engage in any practice, take any action, or enter into any material transaction which is outside the ordinary course of business, other than the pending purchase of shares of InCon Technologies Inc by the management thereof.

                (c) FULL ACCESS. The Company will permit representatives of the Investor to have reasonable access at reasonable times to its premises, properties, personnel, and to the books and documents of or pertaining to the Company.

                (d)     NOTICE OF  DEVELOPMENTS.  The  Company  will give prompt
written notice to the Investor of any development causing a breach of any of the representations and warranties in SECTION 2.5. No disclosure by any party pursuant to this SECTION 3.2(d), however, shall be deemed to amend or supplement the schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, unless the Investor consents to the incorporation of such amendment or supplement or disclosure by consummating the transactions contemplated hereby.

        3.3 TRANSFER AGENT INSTRUCTIONS. As of the date hereof, and conditioned only upon the issuance of the Securities at the Closing, the Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as EXHIBIT C (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"), and any subsequent transfer agent, to promptly issue certificates, registered in the name of the Investor or its respective nominee(s), for the Underlying Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Series A Preferred Stock or upon exercise of the Warrants.

4. CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

                (a) REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

                (b) PERFORMANCE. The Company shall have performed and complied in all respects with all agreements, obligations and conditions contained in this Subscription Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                (c) COMPLIANCE CERTIFICATE. The Company will have delivered to the Investors a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 4(a) and 4(b) hereof have been fulfilled.

                (d) AGREEMENT. The Company shall have executed and delivered to the Investors this Subscription Agreement.

                (e) SECURITIES EXEMPTIONS. The offer and sale of the Securities to the Investors pursuant to this Subscription Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

                (f) NO SUSPENSION OF TRADING OR LISTING OF THE COMMON STOCK. The Common Stock (i) shall be designated for quotation or listed on the OTCBB and (ii) shall not have been suspended from trading by the SEC or on the Exchange nor shall suspension by the SEC or the OTCBB have been threatened, as of the Closing Date, either (A) in writing by the SEC or the OTCBB or (B) because the price per share of the Common Stock has fallen below the minimum listing maintenance requirements of the OTCBB.

                (g) GOOD STANDING CERTIFICATES. The Company shall have delivered to the Investors a certificate of the Secretary of State of the State of Nevada, dated as of a date within seven (7) business days of the date of the Closing and an oral "bring down" good standing from the Secretary of State of the State of Nevada on the date of the Closing, with respect to the good standing of the Company.

                (h) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Investors a certificate of the Company executed by the Secretary of the Company attaching and certifying to the truth and correctness of (1) the Certificate of Incorporation, (2) the Bylaws and (3) the resolutions adopted by the Board of Directors in connection with the transactions contemplated by the Offering Documents.

                (i) OPINION OF COMPANY COUNSEL. The Investors will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Reitler Brown & Rosenblatt LLC, counsel to the Company.

                (j) INTELLECTUAL PROPERTY LEGAL OPINION. The Investors will have received an opinion on behalf of Nostrum Pharmaceuticals, Inc. ("NOSTRUM"), dated as of the date of the Closing, from Scully, Scott, Murphy & Presser ("SSMP"), intellectual property counsel to Nostrum regarding certain intellectual property owned by SSMP.

                (k) NO STATUTE OR RULE CHALLENGING TRANSACTION. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization (including the Exchange) or the staff of any of the foregoing having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by the Offering Documents.

                (l) AMOUNT INVESTED. The Investors under the Subscription Agreements shall have tendered at closing not less than $1,000,000 in the aggregate for the Securities.

                (m) OTHER ACTIONS. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Investor in connection with the transactions contemplated hereby.

                (n) IRREVOCABLE TRANSFER AGENT INSTRUCTIONS. The Company shall have delivered the Irrevocable Transfer Agent Instructions, executed by each of the Company and its transfer agent.

                (o) LEGAL DOCUMENTS. Legal documentation satisfactory to the Placement Agent and prospective Investors shall have been completed.

                (p) DUE DILIGENCE. Satisfactory completion of due diligence by the Placement Agent and prospective Investors (including a complete review of all requested Nostrum Pharmaceutical's due diligence materials).

                (q) AGREEMENT TO REGISTER SECURITIES. The Company hereby agrees that it will either (i) grant the Investors the same registration rights as those granted to Investors in the Company's next Qualified Equity Financing with respect to all shares of Common Stock underlying (a) the Series A Preferred into which the Notes are convertible and (b) the Warrants issued in connection with the Notes (collectively the "Registrable Securities"); or (ii) if a Qualified Equity Financing has not occurred by the six (6) month anniversary of this Subscription Agreement, the Company agrees that it will grant the Investors unlimited demand registration rights with respect to the Registrable Securities so long as such registered offerings are not less than $200,000.

5.      TERMINATION

                (a)     The  Investor  and  the  Company  may   terminate   this
Subscription Agreement by mutual written consent at any time prior to the Closing;

                (b) The Investor may terminate this Subscription Agreement by giving written notice to the Company at any time prior to the Closing:

                        (i) in the event that the Company has breached any representation, warranty, or agreement contained in this Subscription Agreement or in any other Offering Document in any material respect, the Investor or any other Investor has notified the Company of the breach, and the breach has continued without cure for a period of fifteen (15) days after the notice of breach,

                        (ii) if the Closing shall not have occurred on or before September 30, 2005, by reason of the failure of any condition precedent under SECTION 4 hereof or if satisfaction of any such condition by such date is or becomes impossible (unless the failure results primarily from any Investor itself breaching any representation, warranty, or covenant contained in the Subscription Agreements or any other Offering Document).

                (c) The Company may terminate this Agreement by giving written notice to the Investor at any time prior to the Closing in the event that the Investor has breached any representation, warranty, or covenant contained in this Subscription Agreement in any material respect, the Company has notified the Investor of the breach, and the breach has continued without cure for a period of fifteen (15) days after the notice of breach.

                (d) EFFECT OF TERMINATION. Each party's right of termination under SECTION 5(a) is in addition to any other rights it may have under this Subscription Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. Upon any termination, the amount deposited in escrow shall be immediately wired to the Investor.

6.      INDEMNIFICATION.

                (a) The Investor, severally and not jointly with any other investors in the offering of Securities referenced herein, hereby agrees to indemnify and hold harmless the Company and its officers, directors, managers, members, partners, shareholders, employees, agents and attorneys and any control persons against any and all losses, claims, demands, liabilities, actions or causes of action, encumbrances and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach by the Investor of any representation, warranty, covenant, obligation or agreement thereof contained herein.

                (b)     The Company hereby agrees to indemnify and hold harmless
the Investors and its officers, directors, managers, members, partners, shareholders, employees, agents and attorneys and any control persons against any and all losses, claims, demands, liabilities, actions or causes of action, encumbrances and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Company and contained in this Subscription Agreement, the other Offering Documents, the Term Sheet or the SEC Documents, or (b) arise out of or are based upon any breach by the Company of any representation, warranty, covenant, obligation or agreement thereof contained herein or therein. The Company hereby agrees to indemnify the Investor for expenses (including reasonable legal or other expenses) incurred by the Investor in connection with any claims made by the Investor against the Company arising out of or based upon any breach of any representation, warranty, covenant, obligation or agreement of the Company contained herein.

7. CONSENT TO JURISDICTION. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Manhattan, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement hereof). Each party agrees not to commence a claim or proceeding hereunder in a court other than a state court or federal court sitting in Manhattan, New York, except (i) if required as a mandatory counterclaim or cross-claim in a proceeding commenced by a Person in a different jurisdiction or (ii) if such party has first brought such claim or proceeding in such court sitting in Manhattan, New York and both the state courts and the federal courts sitting in Manhattan, New York have denied jurisdiction over such claim or proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

8. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

10. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties' hereto and their legal representatives, successors and assigns.

11. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery followed by next business day delivery, or by facsimile delivery, as follows:

        Investor:                   At the address designated  in Section 2.2 of
                                    this Subscription Agreement

        The Company:                Bionutrics, Inc.
                                    2415 East Camelback Road - Suite 700
                                    Phoenix, AZ 85022
                                    Attention: Ronald H. Lane, Ph.D., President

        With a copy to:             Reitler Brown & Rosenblatt LLC
                                    800 Third Avenue, 21st Floor
                                    New York, NY 10021
                                    Facsimile: (212) 371-5500
                                    Attention: Robert Steven Brown


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

12. GOVERNING LAW. This Subscription Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of New York, without giving effect to conflicts of laws.

13. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be amended, waived, discharged or terminated, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

14. SECTION HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

15. SURVIVAL OF AGREEMENTS. The agreements contained herein shall survive the delivery of and payment for the Securities.

16. REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Subscription Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

17. INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS. The obligations of the Investor under this Subscription Agreement are several and not joint with the obligations of any other Investor under any other Subscription Agreement, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any of the other Subscription Agreements. The decision of the Investor to purchase the Securities pursuant to this Subscription Agreement has been made by such Investor independently of any other Investor. Nothing contained herein or in any of the other Subscription Agreements, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Investor acknowledges that no other Investor has acted as agent for Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

18. REPLACEMENT OF SECURITIES AND UNDERLYING SHARES. If any certificate or instrument evidencing any Securities or any Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall promptly issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities or Underlying Shares.

19. PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Investor pursuant to this Subscription Agreement or the Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

20. MATERIAL NON-PUBLIC INFORMATION. The Company has not provided, and will not provide, to the undersigned any material non-public information other than information related to the transactions contemplated hereby or by the Offering Documents, all of which information related to the transactions contemplated hereby shall be disclosed by the Company pursuant to Section 2.3 hereof.

21. DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. The Company shall file, in a timely manner, a Current Report on Form 8-K describing the terms of the transactions contemplated by the Offering Documents in the form required by the Exchange Act and attaching the material Offering Documents (including, without limitation, this Subscription Agreement, the Certificate of Designations and the forms of Warrant) as exhibits to such filing (including all attachments, the "8-K Filing"). From the Closing, the Company shall not provide the Investor with any material, nonpublic information from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. Neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing or (ii) as may be required by applicable law, rule or regulation. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the SEC or any regulatory agency, without the prior written consent of the Investor, except (i) for disclosure thereof which is required in the 8-K Filing or Registration Statement or (ii) as required by law or regulations or any order of any court or other governmental agency, in which case the Company shall provide the Investor with prior notice of such disclosure.

                 INVESTOR SUBSCRIPTION AGREEMENT SIGNATURE PAGE



Individual Investors:

--------------------------------------------------------------------------------
Social Security Number  Print Name of Investor No. 1

                        --------------------------------------------------------
                        Signature of Investor No. 1

--------------------------------------------------------------------------------
Social Security Number  Print Name of Investor No. 2

                        --------------------------------------------------------
                        Signature of Investor No. 2


Amount Invested: $__________________

Manner in which Securities are to be held:



_____ Individual Ownership                      _____ Partnership

_____ Tenants-in-Common                         _____ Trust

_____ Joint Tenant With Right of Survivorship   _____ Corporation

_____ Community Property                        _____ Employee Benefit Plan

_____ Separate Property                         _____ Other (please indicate)

Corporate or Other Entity:

__________________________________              ______________________________
Federal ID Number                               Print Name of Entity

                                                By:___________________________
                                                   Signature, Title
DATED: _______________, 2005

                  COMPANY SUBSCRIPTION AGREEMENT SIGATURE PAGE





        By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by its terms.



BIONUTRICS, INC.



By:   ___________________________         Dated:___________, 2005
      Ronald H. Lane, Ph.D.
      President

                                   SCHEDULE A
                                   ----------

                              CAPITALIZATION TABLE
                              --------------------

BIONUTRICS, INC. FULLY DILUTED SHARES OUTSTANDING AS OF SEPTEMBER 12, 2005

Shares Outstanding as of 09/12/05                                     22,681,725
Unexercised Options & Warrants                                           129,000
Unexercised Warrants                                                     170,000
Series A Preferred Shares, As Converted                                  118,370
                                                                      ----------
Accumulated Series A Preferred Dividends                                  46,440
TOTAL                                                                 23,145,535

                                    EXHIBIT A
                                    ---------

                                  FORM OF NOTE
                                  ------------

                                    EXHIBIT B
                                    ---------

                           WIRE TRANSFER INSTRUCTIONS
                           --------------------------

Signature Bank
300 Park Avenue
New York, NY 10022
Contact: Rosemarie Ladson
ABA #: 026013576
Acct. Name: Indigo Securities LLC Sub Escrow (BioNutrics)
Acct. #: 1500421947

                                    EXHIBIT C
                                    ---------

                           TRANSFER AGENT INSTRUCTIONS
                           ---------------------------

                                    EXHIBIT D
                                    ---------

                             INVESTOR QUESTIONNAIRE
                             ----------------------